Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
23.	SUBSEQUENT EVENTS

In January, 2019, the Company, through one of its subsidiary, entered into a series of share purchase agreements to acquire 100% equity interests in Shanghai Quanpin Automobile Sales Co., Ltd. (“Quanpin”) with total cash consideration of RMB 66.1 million (US$9.6 million). The purpose is to obtain the insurance brokerage license for the Company’s future business development. The transaction was closed on February 1, 2019.

On January 7, 2019, the Company together with other investors, entered into the Capital Contribution Agreement with Chehejia, which provides information technology services. The Company will subscribe for less than 2% equity interest in Chehejia in exchange for cash consideration of RMB200,000,000. The Company does not control nor have significant influence over Chehejia when the transaction is completed and will account for the transaction as a cost method equity investment under long-term investment.

In accordance with the implementation rules of EIT Law, a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15%. The HNTE certificate is effective for a period of three years. An entity must file required supporting documents with the tax authority and ensure fulfillment of the relevant HNTE criteria before using the preferential rate. An entity could re-apply for the HNTE certificate when the prior certificate expires. Shanghai Cango has received the HNTE certificate in April 2019 for the years ended December 31, 2018, 2019, 2020.

On April 22, 2019, the Company’s Board of Directors approved a special cash dividend of US$0.125 per share based on the Company’s outstanding ordinary shares. This special cash dividend, aggregating approximately RMB260.2 million (US$37.9 million), will be paid on May 28, 2019 (Eastern Time) to shareholders of record as of the close of trading on May 10, 2019 (Eastern Time).